UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2004

Electric City Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16265	36-4197337
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1280 Landmeier Road, Elk Grove Village, IL		60007-2410
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	847-437-1666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2004 Electric City Corp. ("Electric City" or the "Company") and Laurus Master Fund, Ltd. ("Laurus") entered into an amendment to the credit facility dated September 11, 2003. The original credit facility provided for a $1,000,000 term loan (the "Term Loan") and a revolving credit facility of up to $2,000,000 (the "Revolver"), both of which were convertible into Electric City’s common stock at $2.12 per share, as more fully described in the Company’s Quarterly Report for the period ended September 30, 2003 on Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2003, which is incorporated herein by reference. As of August 31, 2004 the outstanding balance on the Term Loan was $676,790 and there were no borrowings under the Revolver. As part of the amendment to the facility Laurus agreed to extend the maturity from September 1, 2005 to September 1, 2006 and defer scheduled Term Loan amortization payments for six months in exchange for adjusting the conversion price on the Term Loan and the Revolver to the average closing price of Electric City’s common stock for the five days prior to signing the amendment, which was determined to be $1.64 per share. The new Term Loan amortization schedule calls for monthly principal payments of $35,000 beginning on February 1, 2005, with a final principal payment of $11,790 on September 1, 2006.

The financing was exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D of the Securities Act.

The description of the Amendment to the Convertible Term Note and the Amendment to the Security Agreement are not intended to be complete and are qualified in their entirety by the complete text of the Amendment to the Convertible Term Note and the Amendment to the Security Agreement, which are attached as exhibits 10.1 and 10.2 respectively, to this report and are incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

As is described under Item 1.01 above, the Company and Laurus have amended the Term Loan and the Revolver to change the price per share of common stock at which Laurus may convert indebtedness of the Company thereunder to $1.64 per share from $2.12 per share.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable
(b) Not Applicable
(c) Exhibits

10.1 Amendment to Convertible Term Note dated August 31, 2004 between Electric City Corp. and Laurus Master Fund, Ltd.
10.2 Amendment to Security Agreement dated August 31, 2004 between Electric City Corp. and Laurus Master Fund, Ltd.

The information in this Form 8-K and Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electric City Corp. (Registrant)

September 2, 2004	By:	Jeffrey Mistarz

Name: Jeffrey Mistarz
Title: Chief Financial Officer & Treasurer

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Exhibit Index

Exhibit No.	Description

EX-10.1	Amendment to Convertible Term Note dated August 31, 2004 between Electric City Corp. and Laurus Master Fund, Ltd.
EX-10.2	Amendment to Security Agreement dated August 31, 2004 between Electric City Corp. and Laurus Master Fund, Ltd.